CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
GTC Telecom, Inc.

We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (File No.
333-88521) of our report dated October 11, 1999, appearing in the Annual Report on Form 10-KSB of GTC Telecom Corp. for the year ended June 30, 1999.





                          CORBIN & WERTZ

Irvine, California
October 12, 1999